Exhibit 2

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Statement on Schedule 13D, dated January 14, 2019 (the “Schedule 13D”), with respect to the common stock of ConvergeOne Holdings, Inc. is, and any amendments thereto shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Agreement shall be included as an exhibit to the Schedule 13D and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the dates written below.

PVKG INTERMEDIATE HOLDINGS INC.

By:	/s/ James Christopoulos
Name:	James Christopoulos
Title:	Secretary

PVKG INVESTMENT HOLDINGS INC.

By:	/s/ James Christopoulos
Name:	James Christopoulos
Title:	Secretary

PVKG INVESTMENT US L.P.

By: PVKG INVESTMENT US G.P. LLC, its General Partner

By:	/s/ James Christopoulos
Name:	James Christopoulos
Title:	Secretary

PVKG INVESTMENT US G.P. LLC

By:	/s/ James Christopoulos
Name:	James Christopoulos
Title:	Secretary

CVC CAPITAL PARTNERS VII (A) L.P.

By: CVC CAPITAL PARTNERS VII LIMITED, its General Partner

By:	/s/ Carl J. Hansen
Name:	Carl J. Hansen
Title:	Director

CVC CAPITAL PARTNERS INVESTMENT EUROPE VII L.P.

By: CVC CAPITAL PARTNERS VII LIMITED, its General Partner

By:	/s/ Carl J. Hansen
Name:	Carl J. Hansen
Title:	Director

CVC CAPITAL PARTNERS VII AIV (DELAWARE) L.P.

By: CVC CAPITAL PARTNERS VII LIMITED, its General Partner

By:	/s/ Carl J. Hansen
Name:	Carl J. Hansen
Title:	Director

CVC CAPITAL PARTNERS VII ASSOCIATES L.P.

By: CVC CAPITAL PARTNERS VII LIMITED, its General Partner

By:	/s/ Carl J. Hansen
Name:	Carl J. Hansen
Title:	Director

CVC CAPITAL PARTNERS VII LIMITED

By:	/s/ Carl J. Hansen
Name:	Carl J. Hansen
Title:	Director

PVKG JERSEY L.P.

By: PVKG JERSEY GP LIMITED, its General Partner

By:	/s/ J.H. Cosnett
Name:	J.H. Cosnett
Title:	Director

PVKG JERSEY GP LIMITED

By:	/s/ J.H. Cosnett
Name:	J.H. Cosnett
Title:	Director